UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2007

___________MVP NETWORK, INC.___________
 (Exact name of registrant as specified in its charter)

______Nevada______	_______0-5833______	__________94-1713830________
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

 110 North Jefferson Avenue, St. Louis, Missouri 63103
   (Address of principal executive offices, zip code)

_______________(314) 241-0070______________
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

MVP Network, Inc. (the “Company”) sent a communication to its shareholders and to the shareholders of MVP Network Online Games, Inc. (“MVP Online Games”) updating information concerning the Company’s pending Form 211 application, the Company’s Form S-4 registration statement, the anticipated timing of the proposed merger and related information.  A copy of this shareholder communication is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.                                Description
99.1	Shareholder Communication dated October 17, 2007

Additional Information about the Proposed Transaction and Where to Find It:

The Company has filed with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which includes the Company’s preliminary information statement and the preliminary prospectus for shareholders of MVP Online Games for the proposed merger. The registration statement has not yet been declared effective, and a definitive information statement/prospectus is not yet available. THE REGISTRATION STATEMENT AND THE DEFINITIVE INFORMATION STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MVP ONLINE GAMES, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE INFORMATION STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the information statement/prospectus and other documents filed with the SEC by the Company can be obtained through the web site maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the information statement/prospectus will be available from MVP Network, Inc. or MVP Online Games by contacting Timothy R. Smith at (314) 241-0070.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include expectations about the timing of the merger and the satisfaction of closing conditions to the transaction. Actual results may differ materially from those contained in the forward-looking statements in this communication. MVP Network, Inc. and MVP Online Games undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after this communication. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP NETWORK, INC.

Date: October 17, 2007	By:	/s/ Paul A. Schneider
Paul A. Schneider
CEO

Exhibit Number                                           Exhibit Contents

99.1	Shareholder Communication dated October 17, 2007.